FRP HOLDINGS, INC./NEWS

Contact:    John D. Milton, Jr.
            Chief Financial Officer                               904/858-9100

------------------------------------------------------------------------------

FRP HOLDINGS, INC. (NASDAQ: FRPH) ANNOUNCES RESULTS FOR THE SECOND QUARTER AND SIX MONTHS ENDED JUNE 30, 2018.

FRP Holdings, Inc. (NASDAQ-FRPH) Jacksonville, Florida; August 2, 2018 -

Second Quarter Consolidated Results of Operations.

As previously announced on May 21, 2018, the Company completed the disposition of 40 industrial warehouse properties and three additional land parcels to an affiliate of Blackstone Real Estate Partners VIII, L.P. for $347.2 million.
One warehouse property valued at $11.7 million was excluded from the sale due to the tenant exercising its right of first refusal to purchase the property. These properties comprised substantially all the assets of our Asset Management segment and have been reclassified as discontinued operations for all periods presented. As of the end of the quarter, cash was $311 million, and we are currently exploring options to reinvest these proceeds into opportunities more in line with our other business segments.

Net income for the second quarter of 2018 was $119,982,000 or $11.87 per share versus $1,713,000 or $.17 per share in the same period last year. Income from discontinued operations for the second quarter of 2018 was $120,465,000 or $11.92 per share versus $1,588,000 or $.16 per share in the same period last year. Loss from continuing operations for the quarter of $879,000 included $1,085,000 in stock compensation expense ($682,800 for the 2018 director stock grant and $402,000 for vesting of option grants from 2016 and 2017 due to the asset disposition).

Total revenues were $5,553,000, up 104.2%, versus the same period last year, primarily because of the addition of rental revenues from Dock 79 when its results were consolidated starting in July 2017.

In April, construction began on Phase II of our RiverFront on the Anacostia project, which we expect to deliver in the first or second quarter of 2020.


Second Quarter Segment Operating Results.

Asset Management Segment:
------------------------

Most of the Asset Management Segment was reclassified to discontinued operations leaving only three office buildings. Total revenues in this segment were $568,000, up $15,000 or 2.7%, over the same period last year. Operating profit was $149,000, down $62,000 compared to the same quarter last year due to an $82,000 increase in corporate expense allocation.

Mining Royalty Lands Segment:
----------------------------

Total revenues in this segment were $2,055,000 versus $1,833,000 in the same period last year. Total operating profit in this segment was $1,866,000, an increase of $193,000 versus $1,673,000 in the same period last year.

Land Development and Construction Segment:
-----------------------------------------

The Land Development and Construction segment is responsible for (i) seeking out and identifying opportunistic purchases of income producing warehouse/ office buildings, and (ii) developing our non-income producing properties into income production.

With respect to ongoing projects:

   * We are fully engaged in the formal process of seeking PUD entitlements for our 118-acre tract in Hampstead, Maryland, now known as "Hampstead Overlook."
   * We began construction in the third quarter of last year on our joint venture with St. John Properties and expect to complete construction of the first phase of this project in the third quarter of 2018.
       This first phase will comprise four single-story buildings totaling 100,000 square feet of office and retail space.
   * We are the financial backer of a residential development in Essexshire now known as "Hyde Park." This project will hold 125 town homes and 4 single family lots and is currently in the entitlement process.
   * This quarter we began construction on a 95,000-square foot spec building at Hollander Business Park. This Class "A" facility will be our first building with a 32-foot clear and should come on line in the second quarter of 2019.
   * As mentioned previously, in April of this past quarter, we began construction on Phase II of our RiverFront on the Anacostia project, now known as "The Maren." We expect to deliver the building in the first half of 2020.

RiverFront on the Anacostia Segment:
-----------------------------------

Average occupancy for the quarter was 95.0% and at the end of the second quarter, Dock 79 was 95.1% leased and 97.4% occupied. During the second quarter, 58.0% of expiring leases renewed with an average increase in rent of 4.5%. Both figures exceeded our budgeted expectations. Dock 79 is a joint venture between the Company and MidAtlantic Realty Partners, in which FRP Holdings, Inc. is the majority partner with 66% ownership.


Six Months Consolidated Results of Operations.

Net income for first half of 2018 was $121,542,000 or $12.04 per share versus $3,156,000 or $.32 per share in the same period last year. Income from discontinued operations for the first half of 2018 was $122,187,000 or $12.10 per share versus $3,384,000 or $.34 per share in the same period last year.

Loss from continuing operations for the period of $1,572,000 included $1,085,000 in stock compensation expense ($682,800 for the 2018 director stock grant and $402,000 for vesting of option grants from 2016 and 2017 due to the asset disposition).

Total revenues were $10,628,000, up 98.5%, versus the same period last year, primarily because of the addition of rental revenues from Dock 79 when its results were consolidated starting in July 2017.


Six Months Segment Operating Results.

Asset Management Segment:
------------------------

Total revenues in this segment were $1,149,000, down $2,000 or .2%, over the same period last year. Operating profit of $395,000 was down $36,000 compared to the same quarter last year due primarily to an increase of $21,000 in corporate expense allocation.

Mining Royalty Lands Segment:
----------------------------

Total revenues in this segment were $3,827,000 versus $3,595,000 in the same period last year. Total operating profit in this segment was $3,407,000, an increase of $175,000 versus $3,232,000 in the same period last year.


RiverFront on the Anacostia Segment:
-----------------------------------

Average occupancy for the first six months was 94.7% and at the end of the second quarter, Dock 79 was 95.1% leased and 97.4% occupied. Through the first half of the year, 60.2% of expiring leases renewed with an average increase in rent of 3.6%. Both figures exceeded our budgeted expectations. Dock 79 is a joint venture between the Company and MidAtlantic Realty Partners, in which FRP Holdings, Inc. is the majority partner with 66% ownership.


Summary and Outlook.

The last three months were huge for this company. Mining Royalty revenue was up the second straight quarter. Dock 79 continues to exceed our lofty expectations making us all the more excited for 2020 and the arrival of its younger sibling, "The Maren." The development of our remaining lots commenced with the start of construction of our first 32-foot clear building at Hollander Business Park. However, all of that is secondary in importance to the significance of the sale of our industrial real estate portfolio, which closed the book on nearly three decades of hard work and value creation by our team in Baltimore and raises the question of what comes next. The problem of what to do with the proceeds is a good one to have, but a problem nonetheless. Selling when one believes valuations are at their peak also means having to deploy the proceeds when valuations are at their peak, which obviously we are loath to do. As mentioned previously, we are currently looking for opportunities more in line with our other business segments, but that does not mean we are going to let this money "burn a hole in our pocket." Being opportunistic means being disciplined in our approach, remaining patient rather than pressing. If that means letting the cash earn interest for a few quarters, that is what we are prepared to do. We are not going to wait forever to put this money to work, but this sale and its proceeds are too important an opportunity to waste, and as stewards of your capital, we are taking this moment very seriously.

Conference Call.

The Company will also host a conference call on Thursday, August 2, 2018 at 2:00 p.m. (EDT). Analysts, stockholders and other interested parties may access the teleconference live by calling 1-800-311-9406 (passcode 16794705) within the United States. International callers may dial 1-334-323-7224 (passcode 16794705). Computer audio live streaming is available via the Internet through the Company's website at www.frpholdings.com. You may also click on this link for the live streaming http://stream.conferenceamerica.com/frp080218. For the archived audio via the internet, click on the following link http://archive.conferenceamerica.com/archivestream/frp080218.mp3. If using the Company's website, click on the Investor Relations tab, then select the earnings conference stream. An audio replay will be available for sixty days following the conference call. To listen to the audio replay, dial toll free 1-877-919-4059, international callers dial 1-334-323-0140. The passcode of the audio replay is 81414237. Replay options: "1" begins playback, "4" rewind 30 seconds, "5" pause, "6" fast forward 30 seconds, "0" instructions, and "9" exits recording. There may be a 30-40 minute delay until the archive is available following the conclusion of the conference call.

Investors are cautioned that any statements in this press release which relate to the future are, by their nature, subject to risks and uncertainties that could cause actual results and events to differ materially from those indicated in such forward-looking statements. These include, but are not limited to, the possibility that the Sale Transaction may adversely affect our remaining business; the possibility that we may be unable to find appropriate reinvestment opportunities for the proceeds from the Sale Transaction; levels of construction activity in the markets served by our mining properties, demand for flexible warehouse/office facilities in the Baltimore-Washington-Northern Virginia area, demand for apartments in Washington D.C., our ability to obtain zoning and entitlements necessary for property development, the impact of lending and capital market conditions on our liquidity, our ability to finance projects or repay our debt, general real estate investment and development risks, vacancies in our properties, risks associated with developing and managing properties in partnership with others, competition, our ability to renew leases or re-lease spaces as leases expire, illiquidity of real estate investments, bankruptcy or defaults of tenants, the impact of restrictions imposed by our credit facility, the level and volatility of interest rates, environmental liabilities, inflation risks, cybersecurity risks, as well as other risks listed from time to time in our SEC filings, including but not limited to, our annual and quarterly reports. We have no obligation to revise or update any forward-looking statements, other than as imposed by law, as a result of future events or new information. Readers are cautioned not to place undue reliance on such forward-looking statements.

FRP Holdings, Inc. is a holding company engaged in the real estate business, namely (i) mining royalty land ownership and leasing, (ii) land acquisition, entitlement and development primarily for future warehouse/office or residential building construction, (iii) ownership, leasing, and management of a residential apartment building, and (iv) warehouse/office building ownership, leasing and management.

                     FRP HOLDINGS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF INCOME
                   (In thousands except per share amounts)
                                 (Unaudited)

                                THREE MONTHS ENDED       SIX MONTHS ENDED
                                      JUNE 30,               JUNE 30,
                                 2018       2017         2018       2017
                                ------     ------       ------     ------

Revenues:
  Rental revenue             $   3,350        750        6,497      1,507
  Mining Royalty and rents       2,033      1,809        3,783      3,548
  Revenue - reimbursements         170        160          348        299
                             ---------     ------      -------     ------
Total Revenues                   5,553      2,719       10,628      5,354

Cost of operations:
  Depreciation, depletion
    and amortization             2,131        273        4,529        499
  Operating expenses             1,103        207        1,968        437
  Property taxes                   611        376        1,286        737
  Management company indirect      455        307          816        611
  Corporate expenses             1,709        566        2,388      1,893
                             ---------     ------      -------     ------
Total cost of operations         6,009      1,729       10,987      4,177

Total operating profit (loss)     (456)       990         (359)     1,177

Interest income                    216          -          221          -
Interest expense                  (807)         -       (1,650)         -
Equity in loss of
  joint ventures                   (11)      (806)         (23)    (1,577)
                             ---------     ------      -------     ------

Income (loss) before
  income taxes                  (1,058)       184       (1,811)      (400)
Provision for (benefit
  from)  income taxes             (179)        59         (239)      (172)
                             ---------     ------      -------     ------
Income (loss) from
  continuing operations           (879)       125       (1,572)      (228)

Income from discontinued
  operations, net              120,465      1,588      122,187      3,384

Net income                     119,586      1,713      120,615      3,156
Loss attributable to
  noncontrolling interest         (396)         -         (927)         -
                             ---------     ------      -------     ------
Net income attributable
  to the Company             $ 119,982      1,713      121,542      3,156
                             =========     ======      =======     ======

Earnings per common share:
  Income (loss) from
  continuing operations-
    Basic                    $   (0.09)      0.01        (0.16)     (0.02)
    Diluted                  $   (0.09)      0.01        (0.16)     (0.02)
  Discontinued operations-
    Basic                    $   12.01       0.16        12.19       0.34
    Diluted                  $   11.92       0.16        12.10       0.34
  Net income attributable
  to the Company-
    Basic                    $   11.96       0.17        12.13       0.32
    Diluted                  $   11.87       0.17        12.04       0.32

Number of shares (in
thousands) used in computing:
  -basic earnings
   per common share             10,033      9,965       10,024      9,948
  -diluted earnings
   per common share             10,109     10,038       10,099     10,019

                     FRP HOLDINGS, INC. AND SUBSIDIARIES
                     -----------------------------------
                         CONSOLIDATED BALANCE SHEETS
(Unaudited)           (In thousands, except share data)

                                                 June 30      December 31
                                                  2018            2017
                                               -----------    -----------

Assets:
Real estate investments at cost:
Land                                           $    83,709         87,235
Buildings and improvements                         146,580        147,670
Projects under construction                          2,028          1,764
                                               -----------    -----------
  Total investments in properties                  232,317        236,669
Less accumulated depreciation and depletion         28,446         26,755
                                               -----------    -----------
  Net investments in properties                    203,871        209,914
                                               -----------    -----------

Real estate held for investment, at cost             7,176          7,176
Investments in joint ventures                       22,616         13,406
                                               -----------    -----------
  Net real estate investments                      233,663        230,496
                                               -----------    -----------

Cash and cash equivalents                           32,849          4,524
Cash held in escrow                                278,573            333
Accounts receivable, net                               648            615
Federal and state income taxes receivable                -          2,962
Unrealized rents                                       595            223
Deferred costs                                       1,228          2,708
Other assets                                           178            179
Assets of discontinued operations                    2,210        176,694
                                               -----------    -----------
Total assets                                   $   549,944        418,734
                                               ===========    ===========

Liabilities:
Secured notes payable, current portion         $         -            125
Secured notes payable, less current portion         88,720         90,029
Accounts payable and accrued liabilities             3,072          2,081
Environmental remediation liability                  1,807          2,037
Federal and state income taxes payable                 728              -
Deferred revenue                                        26            107
Deferred income taxes                               21,254         25,982
Deferred compensation                                1,455          1,457
Tenant security deposits                                47             54
Liabilities of discontinued operations              46,456         32,280
                                               -----------    -----------
Total liabilities                                  163,565        154,152
                                               ===========    ===========

Commitments and contingencies (Note 8)

Equity:
Common stock, $.10 par value
25,000,000 shares authorized,
10,046,019 and 10,014,667 shares issued
  and outstanding, respectively                      1,005          1,001
Capital in excess of par value                      57,324         55,636
Retained earnings                                  308,397        186,855
Accumulated other comprehensive income, net             38             38
                                               -----------    -----------
  Total shareholders' equity                       366,764        243,530
Noncontrolling interest MRP                         19,615         21,052
                                               -----------    -----------
  Total equity                                     386,379        264,582
                                               -----------    -----------
Total liabilities and shareholders' equity     $   549,944        418,734
                                               ===========    ===========

                     FRP HOLDINGS, INC. AND SUBSIDIARIES
                           DISCONTINUED OPERATIONS
                   (In thousands except per share amounts)
                                 (Unaudited)

                                THREE MONTHS ENDED       SIX MONTHS ENDED
                                      JUNE 30,               JUNE 30,
                                 2018       2017         2018       2017
                                ------     ------       ------     ------

Revenues:
  Rental revenue             $   3,394      5,472        9,412     10,998
  Revenue - reimbursements         716      1,169        2,245      2,330
                             ---------     ------      -------     ------
Total Revenues                   4,110      6,641       11,657     13,328

Cost of operations:
  Depreciation, depletion
    and amortization             1,217      1,929        3,102      3,762
  Operating expenses               464        795        1,642      1,566
  Property taxes                   449        753        1,247      1,454
  Management company indirect      812        168          990        333
  Corporate expenses               655          -        1,402          -
                             ---------     ------      -------     ------
Total cost of operations         3,597      3,645        8,383      7,115

Total operating profit             513      2,996        3,274      6,213

Interest expense                  (187)      (371)        (587)      (619)
Gain on sale of buildings      164,807          -      164,807          -
                             ---------     ------      -------     ------

Income before income taxes     165,133      2,625      167,494      5,594
Provision for income taxes      44,668      1,037       45,307      2,210
                             ---------     ------      -------     ------

Income from
  discontinued operations    $ 120,465      1,588      122,187      3,384
                             =========     ======      =======     ======

Earnings per common share:
Income (loss) from
  discontinued operations-
    Basic                    $   12.01       0.16        12.19       0.34
    Diluted                  $   11.92       0.16        12.10       0.34

Asset Management Segment:
------------------------
                                                 Three months ended June 30
                                           ---------------------------------------
(dollars in thousands)                       2018     %        2017     %       Change    %
                                           --------   -------   --------   -------   --------   -------
Rental revenue                             $    546     96.1%        536     96.9%         10      1.9%
Revenue-reimbursements                           22      3.9%         17      3.1%          5     29.4%
                                           --------   -------   --------   -------   --------   -------
Total revenue                                   568    100.0%        553    100.0%         15      2.7%

Depreciation, depletion and amortization        129     22.7%        128     23.1%          1      0.8%
Operating expenses                               91     16.0%        128     23.1%        (37)   -28.9%
Property taxes                                   40      7.1%         35      6.3%          5     14.3%
Management company indirect                      50      8.8%         24      4.4%         26    108.3%
Corporate expense                               109     19.2%         27      4.9%         82    303.7%
                                           --------   -------   --------   -------   --------   -------

Cost of operations                              419     73.8%        342     61.8%         77     22.5%
                                           --------   -------   --------   -------   --------   -------

Operating profit                           $    149     26.2%        211     38.2%        (62)   -29.4%
                                           ========   =======   ========   =======   ========   =======

Mining Royalty Lands Segment:
----------------------------
                                                 Three months ended June 30
                                           ---------------------------------------
(dollars in thousands)                       2018        %        2017        %
                                           --------   -------   --------   -------
Mining Royalty and rents                   $  2,033     98.9%      1,809     98.7%
Revenue-reimbursements                           22      1.1%         24      1.3%
                                           --------   -------   --------   -------

Total revenue                                 2,055    100.0%      1,833    100.0%

Depreciation, depletion and amortization         36      1.8%         35      1.9%
Operating expenses                               40      1.9%         39      2.1%
Property taxes                                   61      3.0%         58      3.2%
Corporate expense                                52      2.5%         28      1.5%
                                           --------   -------   --------   -------

Cost of operations                              189      9.2%        160      8.7%
                                           --------   -------   --------   -------

Operating profit                           $  1,866     90.8%      1,673     91.3%
                                           ========   =======   ========   =======


Land Development and Construction Segment:
-----------------------------------------
                                                 Three months ended June 30
                                           --------------------------------------
(dollars in thousands)                       2018           2017          Change
                                           --------       --------       --------
Rental revenue                             $    214            214              -
Revenue-reimbursements                          103            119            (16)
                                           --------       --------       --------

Total revenue                                   317            333            (16)

Depreciation, depletion and amortization         57            110            (53)
Operating expenses                              367             40            327
Property taxes                                  231            283            (52)
Management company indirect                     292            283              9
Corporate expense                               283            217             66
                                           --------       --------       --------

Cost of operations                            1,230            933            297
                                           --------       --------       --------

Operating loss                             $   (913)          (600)          (313)
                                           ========       ========       ========

Dock 79 Segment:
---------------
                                                 Three months ended June 30
                                           ---------------------------------------
(dollars in thousands)                       2018        %        2017        %
                                           --------   -------   --------   -------
Rental revenue                             $  2,590     99.1%          -        -%
Revenue-reimbursements                           23      0.9%          -        -%
                                           --------   -------   --------   -------

Total revenue                                 2,613    100.0%          -        -%

Depreciation and amortization                 1,909     73.1%          -        -%
Operating expenses                              605     23.1%          -        -%
Property taxes                                  279     10.7%          -        -%
Management company indirect                     113      4.3%          -
Corporate expense                                95      3.6%          -        -%
                                           --------   -------   --------   -------

Cost of operations                            3,001    114.8%          -        -%
                                           --------   -------   --------   -------

Operating profit                           $   (388)   -14.8%   $      -        -%
                                           ========   =======   ========   =======


Asset Management Segment:
------------------------
                                                   Six months ended June 30
                                           ---------------------------------------
(dollars in thousands)                       2018      %        2017      %       Change     %
                                           --------   -------   --------   -------   --------   -------
Rental revenue                             $  1,099     95.6%      1,113     96.7%        (14)    -1.3%
Revenue-reimbursements                           50      4.4%         38      3.3%         12     31.6%
                                           --------   -------   --------   -------   --------   -------
Total revenue                                 1,149    100.0%      1,151    100.0%         (2)    -0.2%

Depreciation, depletion and amortization        260     22.6%        260     22.6%          -      0.0%
Operating expenses                              229     19.9%        252     21.9%        (23)    -9.1%
Property taxes                                   79      6.9%         71      6.2%          8     11.3%
Management company indirect                      74      6.5%         46      4.0%         28     60.9%
Corporate expense                               112      9.7%         91      7.9%         21     23.1%
                                           --------   -------   --------   -------   --------   -------

Cost of operations                              754     65.6%        720     62.6%         34      4.7%
                                           --------   -------   --------   -------   --------   -------

Operating profit                           $    395     34.4%        431     37.4%        (36)    -8.4%
                                           ========   =======   ========   =======   ========   =======

Mining Royalty Lands Segment:
----------------------------
                                                   Six months ended June 30
                                           ---------------------------------------
(dollars in thousands)                       2018        %        2017        %
                                           --------   -------   --------   -------
Mining Royalty and rents                   $  3,783     98.9%      3,548     98.7%
Revenue-reimbursements                           44      1.1%         47      1.3%
                                           --------   -------   --------   -------

Total revenue                                 3,827    100.0%      3,595    100.0%

Depreciation, depletion and amortization         90      2.4%         74      2.1%
Operating expenses                               80      2.1%         78      2.2%
Property taxes                                  121      3.2%        117      3.2%
Corporate expense                               129      3.3%         94      2.6%
                                           --------   -------   --------   -------

Cost of operations                              420     11.0%        363     10.1%
                                           --------   -------   --------   -------

Operating profit                           $  3,407     89.0%      3,232     89.9%
                                           ========   =======   ========   =======


Land Development and Construction Segment:
-----------------------------------------
                                                 Six months ended June 30
                                           --------------------------------------
(dollars in thousands)                       2018           2017          Change
                                           --------       --------       --------
Rental revenue                             $    395            394              1
Revenue-reimbursements                          219            214              5
                                           --------       --------       --------

Total revenue                                   614            608              6

Depreciation, depletion and amortization        114            165            (51)
Operating expenses                              475            107            368
Property taxes                                  499            549            (50)
Management company indirect                     533            565            (32)
Corporate expense                               702            725            (23)
                                           --------       --------       --------

Cost of operations                            2,323          2,111            212
                                           --------       --------       --------

Operating loss                             $ (1,709)        (1,503)          (206)
                                           ========       ========       ========


Dock 79 Segment:
---------------
                                                 Six months ended June 30
                                           ---------------------------------------
(dollars in thousands)                       2018        %        2017        %
                                           --------   -------   --------   -------
Rental revenue                             $  5,003     99.3%          -        -%
Revenue-reimbursements                           35      0.7%          -        -%
                                           --------   -------   --------   -------

Total revenue                                 5,038    100.0%          -        -%

Depreciation and amortization                 4,065     80.7%          -        -%
Operating expenses                            1,184     23.5%          -        -%
Property taxes                                  587     11.7%          -        -%
Management company indirect                     209      4.1%          -
Corporate expense                               237      4.7%          -        -%
                                           --------   -------   --------   -------

Cost of operations                            6,282    124.7%          -        -%
                                           --------   -------   --------   -------

Operating profit                           $ (1,244)   -24.7%   $      -        -%
                                           ========   =======   ========   =======
